                                                            Exhibit No. EX-31.1.

                                 CERTIFICATION

     I, Robert D. Baca, Chief Executive  Officer and Chief Financial  Officer of
Sovereign Exploration Associates International, Inc., certify that:

     1. I have  reviewed  this  Quarterly  Report  on  Form  10-Q  of  Sovereign
Exploration Associates International, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a  material  fact or omit to  state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge,  the financial  statements,  and other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4. I am responsible for  establishing and maintaining  disclosure  controls and  procedures  (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) and internal  control  over  financial  reporting  (as defined in Exchange Act Rules
13a-15(f) and 15d-15(f)) for the registrant and have:

          a) Designed such disclosure  controls and  procedures,  or caused such disclosure controls and procedures to be designed under my supervision,  to ensure that material information relating to the registrant,  including its consolidated  subsidiaries,  is made  known to me by  others  within  those entities,  particularly during the period in which this quarterly report is being prepared;

          b) Designed such internal control over financial reporting,  or caused such  internal  control over  financial  reporting to be designed  under my supervision,  to provide reasonable  assurance regarding the reliability of financial  reporting  and  the  preparation  of  financial  statements  for
     external  purposes  in  accordance  with  generally   accepted   accounting
     principles;

          c) Evaluated the effectiveness of the registrant's disclosure controls and  procedures  and  presented  in this  report my  conclusions  about the effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

          d)  Disclosed in this report any change in the  registrant's  internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the  registrant's  fourth fiscal quarter in the case of an annual report) that has materially affected,  or is reasonably likely to materially  affect,  the  registrant's  internal  control over financial reporting; and

     5. I have disclosed, based on my most recent evaluation of internal control over financial reporting,  to the registrant's  auditors and the audit committee of the  registrant's  board of directors (or persons  performing  the equivalent functions):

     a) All significant  deficiencies  and material  weaknesses in the design or operation of internal  control over  financial  reporting  which are  reasonably likely  to  adversely  affect  the  registrant's  ability  to  record,  process, summarize and report financial information; and

     b) Any fraud,  whether or not material,  that involves  management or other employees who have a significant role in the registrant's  internal control over financial reporting.

Date: November 21, 2006

                                      /s/Robert D. Baca
                                      Robert D. Baca
                                      President, Chief Executive Officer, and
                                      Chief Financial Officer